Exhibit 99.1
 Rapid7 Announces Fourth Quarter and Full-Year 2021 Financial Results
•Annualized recurring revenue (ARR) of $599.0 million, an increase of 38% year-over-year
•Full-year revenue of $535.4 million, up 30% year-over-year; Products revenue of $500.8 million, up 31% year-over-year
•Total customer growth of 18% year-over-year
•Total ARR per customer growth of 17% year-over-year
Boston, MA – February 9, 2022 – Rapid7, Inc. (NASDAQ: RPD), a leading provider of security analytics and automation, today announced financial results for the fourth quarter and full-year 2021.

"We ended 2021 on a high note, delivering strong fourth quarter results across our security transformation and vulnerability management solutions. We grew ARR by 38% during the year while eclipsing 10,000 customers globally, highlighting our team's strong execution and the growing need for customers to manage increasingly complex security environments," said Corey Thomas, Chairman and CEO of Rapid7.

"As we look ahead to 2022, we remain focused on enabling better security outcomes for our customers, while driving durable growth and scaling profitability."
Fourth Quarter 2021 Financial Results and Other Metrics

	As of December 31,

	2021	2020	% Change

	(dollars in thousands)
Annualized recurring revenue	$599,020	$432,946	38%
Number of customers (1)	10,283	8,718	18%
ARR per customer (1)	$58.3	$49.7	17%
(1) Number of customers and ARR per customer are based on our new customer count methodology provided at our virtual investor day on March 10, 2021. Prior period amounts have been revised to conform with these modified definitions, which are also provided in the Non-GAAP Financial Measures and Other Metrics section below.

rapid7.com

	Three Months Ended December 31,			Year Ended December 31,

	2021	2020	% Change	2021	2020	% Change

	(in thousands, except per share data)
Products revenue	$141,262	$104,384	35%	$500,843	$382,922	31%
Professional services revenue	10,376	8,775	18%	34,561	28,564	21%
Total revenue	$151,638	$113,159	34%	$535,404	$411,486	30%

North America revenue	$120,886	$93,765	29%	$433,111	$342,638	26%
Rest of world revenue	30,752	19,394	59%	102,293	68,848	49%
Total revenue	$151,638	$113,159	34%	$535,404	$411,486	30%

GAAP gross profit	$101,758	$79,465		$366,456	$289,969
GAAP gross margin	67%	70%		68%	70%
Non-GAAP gross profit	$108,181	$83,002		$388,320	$302,967
Non-GAAP gross margin	71%	73%		73%	74%

GAAP loss from operations	$(40,708)	$(20,631)		$(120,065)	$(74,099)
GAAP operating margin	(26.8)%	(18.2)%		(22.4)%	(18.0)%
Non-GAAP (loss) income from operations	$(6,110)	$(744)		$7,599	$2,032
Non-GAAP operating margin	(4.0)%	(0.7)%		1.4%	0.5%

GAAP net loss	$(44,625)	$(28,918)		$(146,334)	$(98,849)
GAAP net loss per share, basic and diluted	$(0.79)	$(0.56)		$(2.65)	$(1.94)
Non-GAAP net loss	$(8,931)	$(3,726)		$(2,983)	$(5,200)
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.07)		$(0.05)	$(0.10)

Adjusted EBITDA	$(1,903)	$2,958		$23,795	$15,525

Free cash flow	$(2,179)	$(7,818)		$35,053	$(15,045)

For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
rapid7.com

Recent Business Highlights

•In January 2022, Rapid7 announced its inclusion in the Bloomberg Gender-Equality Index, which aims to track the performance of public companies committed to transparency in gender-data reporting.
•In January 2022, Tim Adams joined Rapid7 as Chief Financial Officer, reporting to Rapid7's Chairman and Chief Executive Officer, Corey Thomas.
•Rapid7 ended 2021 with over 10,000 global customers that rely on Rapid7's technology, services, and research to improve security outcomes and securely advance their organizations.
•In November 2021, Rapid7 fully redeemed the remaining $45.4 million in aggregate principal amount of its outstanding convertible senior notes due 2023.
First Quarter and Full-Year 2022 Guidance
Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP (loss) income from operations, non-GAAP net (loss) income per share and free cash flow to be in the following ranges:

	First Quarter 2022			Full-Year 2022
	(in millions, except per share data)
Annualized recurring revenue				$740	to	$750
Year-over-year growth				24%	to	25%
Revenue	$153	to	$155	$682	to	$690
Year-over-year growth	30%	to	32%	27%	to	29%
Non-GAAP (loss) income from operations	$(7)	to	$(5)	$17	to	$24
Non-GAAP net (loss) income per share	$(0.18)	to	$(0.15)	$0.05	to	$0.16
Weighted average shares outstanding	58.3			60.9
Free cash flow				$40	to	$45
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the first quarter and full-year 2022 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the first quarter 2022 represent basic shares outstanding given our projected non-GAAP net loss and diluted shares outstanding for the full-year 2022 given our projected range of non-GAAP net income. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.

Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, February 9, 2022, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on the Company’s website at http://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 7585978) until February 16, 2022. A webcast replay will be available at http://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce
rapid7.com

vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 10,000 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt discount and issuance costs. The expense for the amortization of debt discount and debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results. Our acquisition-related expenses for the year ended December 31, 2021 includes $9.0 million of tax expense related to the sale of acquired intellectual property through an intercompany transaction related to the Alcide acquisition.
rapid7.com

Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the first quarter and full-year 2022, the assumptions underlying such guidance and the timing of global economic recovery, market opportunities, future growth and operating leverage, and the anticipated impact of COVID-19 on our guidance, business, financial condition, and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2021 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.
rapid7.com

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277

Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$164,582	$173,617
Short-term investments	58,850	138,839
Accounts receivable, net	146,094	111,599
Deferred contract acquisition and fulfillment costs, current portion	29,974	21,536
Prepaid expenses and other current assets	33,236	27,844
Total current assets	432,736	473,435
Long-term investments	34,068	10,124
Property and equipment, net	50,225	53,114
Operating lease right-of-use assets	83,751	67,178
Deferred contract acquisition and fulfillment costs, non-current portion	57,191	43,103
Goodwill	515,258	213,601
Intangible assets, net	111,591	44,296
Other assets	11,191	8,271
Total assets	$1,296,011	$913,122
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$3,521	$3,860
Accrued expenses	82,620	61,677
Operating lease liabilities, current portion	9,630	9,612
Deferred revenue, current portion	372,067	278,585
Other current liabilities	842	—
Total current liabilities	468,680	353,734
Convertible senior notes, net	812,063	378,586
Operating lease liabilities, non-current portion	90,865	75,737
Deferred revenue, non-current portion	33,056	31,365
Other long-term liabilities	17,342	2,164
Total liabilities	1,422,006	841,586
Stockholders’ equity (deficit):
Common stock	577	522
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	615,032	692,603
Accumulated other comprehensive (loss) income	(812)	454
Accumulated deficit	(736,028)	(617,279)
Total stockholders’ equity (deficit)	(125,995)	71,536
Total liabilities and stockholders’ equity (deficit)	$1,296,011	$913,122

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Products	$141,262	$104,384	$500,843	$382,922
Professional services	10,376	8,775	34,561	28,564
Total revenue	151,638	113,159	535,404	411,486
Cost of revenue:
Products	41,457	27,295	140,773	96,864
Professional services	8,423	6,399	28,175	24,653
Total cost of revenue	49,880	33,694	168,948	121,517
Total gross profit	101,758	79,465	366,456	289,969
Operating expenses:
Research and development	48,514	29,737	160,779	108,568
Sales and marketing	73,189	54,429	247,453	195,981
General and administrative	20,763	15,930	78,289	59,519
Total operating expenses	142,466	100,096	486,521	364,068
Loss from operations	(40,708)	(20,631)	(120,065)	(74,099)
Other income (expense), net:
Interest income	63	111	365	1,454
Interest expense	(2,877)	(7,429)	(14,292)	(24,137)
Other income (expense), net	(703)	12	(1,921)	(81)
Loss before income taxes	(44,225)	(27,937)	(135,913)	(96,863)
Provision for income taxes	400	981	10,421	1,986
Net loss	$(44,625)	$(28,918)	$(146,334)	$(98,849)
Net loss per share, basic and diluted	$(0.79)	$(0.56)	$(2.65)	$(1.94)
Weighted-average common shares outstanding, basic and diluted	56,752,295	52,017,473	55,270,998	51,036,824

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(44,625)	$(28,918)	$(146,334)	$(98,849)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,988	6,284	33,501	22,631
Amortization of debt discount and issuance costs	1,096	5,305	3,982	17,518
Stock-based compensation expense	28,707	16,967	102,579	63,888
Deferred income taxes	(3,458)	737	466	737
Induced conversion expense	—	—	2,740	—
Other	265	447	1,920	2,428
Changes in operating assets and liabilities:
Accounts receivable	(48,997)	(37,608)	(25,475)	(24,380)
Deferred contract acquisition and fulfillment costs	(12,754)	(8,101)	(22,526)	(13,379)
Prepaid expenses and other assets	(6,446)	(10,308)	(3,355)	(8,956)
Accounts payable	(4,156)	(4,316)	(2,077)	(2,394)
Accrued expenses	23,759	11,719	19,205	8,640
Deferred revenue	61,173	47,884	85,562	37,428
Other liabilities	136	490	3,729	(425)
Net cash provided by operating activities	4,688	582	53,917	4,887
Cash flows from investing activities:
Business acquisitions, net of cash acquired	—	—	(358,420)	(125,826)
Purchases of property and equipment	(4,175)	(6,677)	(9,010)	(13,802)
Capitalization of internal-use software costs	(2,692)	(1,723)	(9,854)	(6,130)
Purchases of investments	(33,784)	(68,343)	(93,092)	(177,053)
Sales/maturities of investments	23,160	10,925	147,998	166,524
Other investments	—	—	(3,000)	—
Net cash used in investing activities	(17,491)	(65,818)	(325,378)	(156,287)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	—	—	585,024	222,799
Purchase of capped calls related to convertible senior notes	—	—	(76,020)	(27,255)
Payments of debt issuance costs	(300)	(29)	(300)	(440)
Payments for redemption, repurchase and conversion of convertible senior notes	(45,351)	—	(230,000)	—
Payments related to business acquisitions	—	—	(12,118)	(150)
Taxes paid related to net share settlement of equity awards	(4,672)	(2,937)	(16,044)	(8,921)
Proceeds from employee stock purchase plan	—	—	9,276	7,082
Proceeds from stock option exercises	1,036	1,591	4,315	7,810
Net cash (used in) provided by financing activities	(49,287)	(1,375)	264,133	200,925
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(423)	519	(1,272)	679
Net (decrease) increase in cash, cash equivalents and restricted cash	(62,513)	(66,092)	(8,600)	50,204
Cash, cash equivalents and restricted cash, beginning of period	227,530	239,709	173,617	123,413
Cash, cash equivalents and restricted cash, end of period	$165,017	$173,617	$165,017	$173,617

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total gross profit (GAAP)	$101,758	$79,465	$366,456	$289,969
Add: Stock-based compensation expense[1]	1,521	1,104	6,491	4,298
Add: Amortization of acquired intangible assets[2]	4,902	2,433	15,373	8,700
Total gross profit (non-GAAP)	$108,181	$83,002	$388,320	$302,967
Gross margin (non-GAAP)	71.3%	73.3%	72.5%	73.6%
Gross profit (GAAP) - Products	$99,805	$77,089	$360,070	$286,058
Add: Stock-based compensation expense	1,066	727	4,357	2,740
Add: Amortization of acquired intangible assets	4,902	2,433	15,373	8,700
Total gross profit (non-GAAP) - Products	$105,773	$80,249	$379,800	$297,498
Gross margin (non-GAAP) - Products	74.9%	76.9%	75.8%	77.7%
Gross profit (GAAP) - Professional services	$1,953	$2,376	$6,386	$3,911
Add: Stock-based compensation expense	455	377	2,134	1,558
Total gross profit (non-GAAP) - Professional services	$2,408	$2,753	$8,520	$5,469
Gross margin (non-GAAP) - Professional services	23.2%	31.4%	24.7%	19.1%
GAAP Loss from operations	$(40,708)	$(20,631)	$(120,065)	$(74,099)
Add: Stock-based compensation expense[1]	28,707	16,967	102,579	63,888
Add: Amortization of acquired intangible assets[2]	5,781	2,582	17,305	9,138
Add: Acquisition-related expenses[3]	—	205	7,211	1,343
Add: Litigation-related expenses[4]	110	133	569	1,762
Non-GAAP (loss) income from operations	$(6,110)	$(744)	$7,599	$2,032
GAAP Net loss	$(44,625)	$(28,918)	$(146,334)	$(98,849)
Add: Stock-based compensation expense[1]	28,707	16,967	102,579	63,888
Add: Amortization of acquired intangible assets[2]	5,781	2,582	17,305	9,138
Add: Acquisition-related expenses[3]	—	205	16,176	1,343
Add: Litigation-related expenses[4]	110	133	569	1,762
Add: Induced conversion expense	—	—	2,740	—
Add: Amortization of debt discount and issuance costs	1,096	5,305	3,982	17,518
Non-GAAP Net loss	$(8,931)	$(3,726)	$(2,983)	$(5,200)

Reconciliation of net loss per share, basic and diluted:
GAAP net loss per share, basic and diluted	$(0.79)	$(0.56)	$(2.65)	$(1.94)
Non-GAAP adjustment to net loss per share	$0.63	$0.49	$2.60	$1.84
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.07)	$(0.05)	$(0.10)

Weighted average shares used in per share calculation, basic and diluted	56,752,295	52,017,473	55,270,998	51,036,824

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$1,521	$1,104	$6,491	$4,298
Research and development	14,838	6,571	46,622	24,423
Sales and marketing	5,696	4,297	23,828	16,826
General and administrative	6,652	4,995	25,638	18,341
[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,902	$2,433	$15,373	$8,700
Sales and marketing	684	104	1,477	247
General and administrative	195	45	455	191
[3] Includes acquisition-related expenses as follows:
Research and development	$—	$—	$40	$—
Sales and marketing	—	—	275	—
General and administrative	—	205	6,896	1,343
Provision for income taxes	—	—	8,965	—
[4] Includes litigation-related expenses as follows:
General and administrative	$110	$133	$569	$1,762

Reconciliation of GAAP Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss	$(44,625)	$(28,918)	$(146,334)	$(98,849)
Interest income	(63)	(111)	(365)	(1,454)
Interest expense	2,877	7,429	14,292	24,137
Other (income) expense, net	703	(12)	1,921	81
Provision for income taxes	400	981	10,421	1,986
Depreciation expense	3,140	2,915	12,342	11,036
Amortization of intangible assets	6,848	3,369	21,159	11,595
Stock-based compensation expense	28,707	16,967	102,579	63,888
Acquisition-related expenses	—	205	7,211	1,343
Litigation-related expenses	110	133	569	1,762
Adjusted EBITDA	$(1,903)	$2,958	$23,795	$15,525

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net cash provided by operating activities	$4,688	$582	$53,917	$4,887
Less: Purchases of property and equipment	(4,175)	(6,677)	(9,010)	(13,802)
Less: Capitalized internal-use software costs	(2,692)	(1,723)	(9,854)	(6,130)
Free cash flow	$(2,179)	$(7,818)	$35,053	$(15,045)

First Quarter and Full-Year 2022 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	First Quarter 2022			Full-Year 2022
Reconciliation of GAAP to non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(46)	to	$(44)	$(143)	to	$(136)
Add: Anticipated stock-based compensation expense	33	to	33	138	to	138
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Anticipated non-GAAP (loss) income from operations	$(7)	to	$(5)	$17	to	$24

Reconciliation of GAAP to non-GAAP net (loss) income:
Anticipated GAAP net loss	$(51)	to	$(49)	$(161)	to	$(154)
Add: Anticipated stock-based compensation expense	33	to	33	138	to	138
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Add: Anticipated amortization of debt issuance costs	1	to	1	4	to	4
Anticipated non-GAAP net (loss) income	$(11)	to	$(9)	$3	to	$10

Anticipated GAAP net loss per share, basic and diluted	$(0.87)		$(0.84)	$(2.73)		$(2.61)
Anticipated non-GAAP net (loss) income per share, diluted	$(0.18)		$(0.15)	$0.05		$0.16

Weighted average shares used in GAAP per share calculation, basic and diluted			58.3			59.0

Weighted average shares used in non-GAAP per share calculation:
Basic			58.3			59.0
Diluted			58.3			60.9
The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related and litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss, and Anticipated GAAP net loss per share are expected to change.

	Full-Year 2022
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$78	to	$83
Less: Purchases of property and equipment	(25)	to	(25)
Less: Capitalized internal-use software costs	(13)	to	(13)
Free cash flow	$40	to	$45